Legal proceedings	6 Months Ended
Jun. 30, 2025
Legal Proceedings [Abstract]
Legal proceedings
20 Legal proceedings
ING Group and its consolidated subsidiaries are involved in governmental, regulatory, arbitration and legal proceedings and investigations in the Netherlands and in a number of foreign jurisdictions, including the U.S., involving claims by and against them which arise in the ordinary course of their businesses, including in connection with their activities as lenders, broker-dealers, underwriters, issuers of securities and investors and their position as employers and taxpayers. In certain of such proceedings, very large or indeterminate amounts are sought, including punitive and other damages. While it is not feasible to predict or determine the ultimate outcome of all pending or threatened governmental, regulatory, arbitration and legal proceedings and investigations, ING is of the opinion that the proceedings and investigations set out below may have or have in the recent past had a significant effect on the financial position, profitability or reputation of the ING and/or the ING and its consolidated subsidiaries.
Settlement agreement: On 4 September 2018, ING announced that it had entered into a settlement agreement with the Dutch Public Prosecution Service relating to previously disclosed investigations regarding various requirements for client on-boarding and the prevention of money laundering and corrupt practices. Following the entry into the settlement agreement, ING has experienced heightened scrutiny from authorities in various countries. ING is also aware, including as a result of media reports, that other parties may, among other things, seek to commence legal proceedings against ING in connection with the subject matter of the settlement. Certain parties filed requests with the Court of Appeal in The Netherlands to reconsider the prosecutor’s decision to enter into the settlement agreement with ING and not to prosecute ING or (former) ING employees. In December 2020, the Court of Appeal issued its final ruling. In this ruling the prosecutors' decision to enter into the settlement agreement with ING was upheld, making the settlement final. However, in a separate ruling, the Court ordered the prosecution of ING’s former CEO. In December 2024, the Dutch Public Prosecution Service announced that they will ask the Court’s approval not to prosecute ING’s former CEO.
Litigation by investors: In February and March 2024, ING and certain (former) board members were served with a writ of summons for litigation in The Netherlands on behalf of investors who claim to have suffered financial losses in connection with ING’s disclosures on historic shortcomings in its financial economic crime policies, related risk management and control systems, the investigation by and settlement with the Dutch authorities in 2018 and related risks for ING. We do not agree with the allegations and will defend ourselves against these and the claimed damages of EUR 587 million. In February 2025, ING and the (former) board members filed their statement of defense against the allegations and a court hearing was held on 15 July 2025. Separately, but relating to the same matters, in July 2024 another group of investors claiming to have suffered financial losses requested disclosure of certain ING documents and to question witnesses. The court issued a decision on the request in May 2025 where it rejected the entirety of the request made by these investors. The investors may decide to pursue further legal action. ING follows IFRS rules for taking legal provisions and would disclose material amounts in this regard if and when applicable - which currently is not the case.
Findings regarding AML processes: As previously disclosed, after its September 2018 settlement with Dutch authorities concerning anti-money laundering matters, and in the context of significantly increased attention on the prevention of financial economic crime, ING has experienced heightened scrutiny by authorities in various countries. The interactions with such regulatory and judicial authorities have included, and can be expected to continue to include, onsite visits, information requests, investigations and other enquiries. Such interactions, as well as ING’s internal assessments in connection with its global enhancement programme, have in some cases resulted in satisfactory outcomes, and also have resulted in, and may continue to result in, findings, or other conclusions which may require appropriate remedial actions by ING, or may have other consequences. ING intends to continue to work in close cooperation with authorities as it seeks to improve its management of non-financial risks in terms of policies, tooling, monitoring, governance, knowledge and behaviour.
In January 2022, a Luxembourg investigating judge informed ING Luxembourg that he intends to instruct the relevant prosecutor to prepare a criminal indictment regarding alleged shortcomings in the AML process at ING Luxembourg. In November 2024, the Court decided to refer the case to the ‘Tribunal Correctionnel’ for alleged shortcomings in a limited number of individual client files. ING Luxembourg filed an appeal against this procedural decision. It is currently not possible to determine how this matter will be resolved or the timing of any such resolution, ING does not expect a financial outcome of this matter to have a material effect.
ING continues to take steps to enhance its management of compliance risks and embed stronger awareness across the whole organisation. These steps are part of the global KYC programme and set of initiatives, which includes enhancing KYC files and working on various structural improvements in compliance policies, tooling, monitoring, governance, knowledge and behaviour.
Tax cases: Because of the geographic spread of its business, ING may be subject to tax audits, investigations and procedures in numerous jurisdictions at any point in time. Although ING believes that it has adequately provided for all its tax positions, the ultimate resolution of these audits, investigations and procedures is uncertain and may result in liabilities which are materially different from the amounts recognised.
Litigation regarding products of a former subsidiary in Mexico: Proceedings in which ING is involved include complaints and lawsuits concerning the performance of certain interest sensitive products that were sold by a former subsidiary of ING in Mexico.
Claims regarding accounts with predecessors of ING Bank Türkiye: ING Bank Türkiye has received numerous claims from (former) customers of legal predecessors of ING Bank Türkiye. The claims are based on offshore accounts held with these banks, which banks were seized by the Savings Deposit Insurance Fund (“SDIF”) prior to the acquisition of ING Bank Türkiye in 2007 from OYAK. Pursuant to the acquisition contract, ING Bank Türkiye can claim compensation from SDIF if a court orders ING Bank Türkiye to pay amounts to the offshore account holders. SDIF has made payments to ING Bank Türkiye pursuant to such compensation requests, but filed various lawsuits to receive those amounts back. In April 2022, the Turkish Supreme Court decided that the prescription period for the offshore account holders’ compensation claims starts on the transfer date of the account holders to the offshore accounts. As of March 2025, four lawsuits have been finalized in favour of ING Bank Türkiye with the Turkish Supreme Court’s verdict, which are likely to be precedent decisions for the other ongoing files.
In 2024 SDIF initiated enforcement procedures against ING Bank Türkiye, based on the decision in April 2022 by the Turkish Supreme Court referred to above. SDIF alleges that this decision means that ING Bank Türkiye has to return certain payments made by SDIF regarding the offshore depositors' receivables cases, as the statute of limitations had already expired.
Additionally, ING Bank Türkiye has initiated enforcement proceedings against SDIF regarding accumulated receivables that SDIF has either partially or completely failed to pay.
At this moment it is not possible to assess the outcome of these procedures nor to provide an estimate of the (potential) financial effect of these claims.
Mortgage expenses claims: ING Spain has received claims and is involved in procedures with customers regarding reimbursement of expenses associated with the formalisation of mortgages. In most first instance court proceedings the expense clause of the relevant mortgage contract has been declared null and ING Spain has been ordered to reimburse all or part of the applicable expenses. Since 2018, the Spanish Supreme Court and the European Court of Justice ("CJEU") have issued rulings setting out which party should bear notary, registration, agency, and stamp duty costs. In January 2021, the Spanish Supreme Court ruled that valuation costs of mortgages, signed prior to 16 June 2019, the date the new mortgage law entered into force, should be borne by the bank. Media attention for the statute of limitations applicable to the right to claim reimbursement of costs resulted in an increased number of claims at the beginning of 2021. In June 2021, the Spanish Supreme Court published a press release stating its decision to ask the CJEU for a preliminary ruling regarding the criteria that should be applied to determine the date from which the action for claiming the reimbursement of mortgage expenses is considered to be expired. In January 2024, the CJEU ruled that the limitation period for the judicial claim for reimbursement of expenses cannot begin to run from a Supreme Court decision declaring the clause null and void, nor from the moment of the payment of the expenses. The CJEU indicated that it is up to national case-law to determine the criterion that should be applied for the calculation of the limitation period. In April 2024, the CJEU ruled that it was not against European Union laws that the period of prescription began to be calculated from the moment the clause was declared null. Following the CJEU approach, on 14 June 2024 the Spanish Supreme Court issued its final decision stating in short that the 5-year period to claim the reimbursement of costs can only begin from the date each individual clause is declared null by a judge. The Spanish Supreme Court also leaves a small door open for banks in case they can demonstrate that a specific individual indeed had knowledge of the unfairness of the clause before that moment. ING has adapted its strategy to the latest developments.
ING Spain was also included, together with other Spanish banks, in three class actions filed by customer associations. In one of the class actions an agreement was reached with the association. In another class action the association withdrew from the proceedings. With respect to the third class action, ING filed an appeal asking the Spanish Court of Appeal to determine that the ruling of the court of first instance is only applicable to the consumers that were part of the case. The National Court has revoked the ruling and declared that the consumers will not be able to initiate an action for compensation based on the first instance ruling, as the claimant association intended. This last decision is not yet final, as it has been appealed in the Supreme Court.
A provision has been established in the past and has been adjusted where appropriate.
Claims regarding mortgage loans in Swiss franc in Poland: ING Poland is a defendant in several lawsuits with retail customers who took out mortgage loans indexed to the Swiss franc. Such customers have alleged that the mortgage loan contract contains abusive clauses. One element that the court is expected to consider in determining whether such contracts contain abusive clauses is whether the rules to determine the exchange rate used for the conversion of the loan from Polish zloty to Swiss franc are unambiguous and verifiable. In December 2020, the Polish Financial Supervision Authority (PFSA) proposed that lenders offer borrowers voluntary out-of-court settlements on foreign-currency mortgage disputes, with mortgages indexed to Swiss franc serving as a reference point. In February 2021, ING Poland announced its support for this initiative and in October 2021 began offering the settlements to the borrowers following the PFSA’s proposal. In October 2022, a hearing of the CJEU was held inter alia on the question whether, after cancellation of a contract regarding a Swiss franc loan by a court, banks may still charge interests for the amount borrowed under such loan prior to cancellation.
In June 2023 the CJEU issued a ruling. It ruled that under EU law when a loan agreement indexed to the Swiss franc is declared null and void, banks cannot claim any remuneration (i.e. interest) for the duration the principal amount was available to the customer. The customer, however, may assert claims against banks in addition to reimbursement of interest and instalments previously paid to the bank. In September and December 2023, the CJEU issued rulings providing further clarity on the limitation period and about the question of when a contract clause can be considered unfair. In April 2024, the Polish Supreme Court issued a ruling stating that if it is impossible to establish a binding foreign currency exchange rate for the parties in the indexed or denominated loan agreement, the agreement is also not binding in other respects. ING has recorded a portfolio provision. In October and November 2024, seven new preliminary questions were referred to the CJEU which focus on the claims of banks in a situation of annulment of a credit agreement.
In June 2025 CJEU issued a judgement in one of the Polish cases concerning banks’ capital recovery after invalidation of the mortgage CHF loan agreement. The verdict was passed in the case brought by a bank.
The CJEU questioned the compliance with European Union law of the so-called two-claims theory, which has so far been widely used in Polish jurisprudence. It was based on the assumption that each party of the invalidated contract has its own claim. A consumer is entitled to ask for all the installments paid to the bank, and a bank is entitled to ask for the capital (in two separate civil proceedings). CJEU said that this approach is against EU law. Both claims should be taken into consideration in one proceeding. A bank is entitled to ask only for the result of subtraction of its claim and a claim of a consumer (the balance theory). This judgement raises uncertainty as to how the Polish courts will settle the contracts and how the banks will be able to pursue their own claims.
Certain Consumer Credit Products: In October 2021, ING announced that it would offer compensation to its Dutch retail customers in connection with certain revolving consumer loans with variable interest rates that allegedly did not sufficiently follow market rates. This announcement was made in response to several rulings by the Dutch Institute for Financial Disputes (Kifid) regarding similar products at other banks. ING has recognized a provision of EUR 180 million in 2021 for compensation and costs in connection with this matter. On 22 December 2021, ING announced that it reached an agreement with the Dutch Consumers’ Association (Consumentenbond) on the compensation methodology for revolving credits. Based on a Kifid ruling regarding similar products, ING has amended its previously announced compensation scheme by also compensating interest on interest. In the third quarter of 2022, ING increased its provision for this matter by EUR 75 million. In the fourth quarter of 2022, ING and the Dutch Consumers’ Association reached an agreement on the compensation of customers who have had an overdraft facility or a revolving credit card with a variable interest rate. ING has started compensating such customers in line with Kifid rulings about revolving credits including ‘interest-on-interest’-effect in these cases. Timelines for compensation vary depending on customer and product segmentation and are dependent on the availability of data. In 2024 the compensation process was expedited. The compensation process is still ongoing. ING has substantially finalized the compensation process in the first half of 2025, with a spill-over to the third quarter of 2025 for after-care in individual cases. ING has reached out to its customers with respect to the Kifid ruling, to also compensate amounts under EUR 50. Kifid recently confirmed ING’s calculation methodology in relation to older consumer credits, where there is no relevant data available to determine the start delta and in relation to the interest-on-interest effect.
Climate litigation: In January 2024, Friends of the Earth Netherlands (Milieudefensie) announced that it holds ING liable for alleged contribution to climate change and threatened to initiate legal proceedings against ING. In March 2025, Milieudefensie started legal proceedings at the Court in Amsterdam against ING, by serving the writ of summons. ING will defend its science-based climate approach in court and is required to submit its statement of defence by February 2026.
Russian claims: Several ING entities have received claims from, and are involved in litigation with, certain Russia-linked entities. They claim the payment of principal or interest or other amounts that they have not received pursuant to sanctions. Claims are also made related to the settlement of contracts that have been terminated after sanctions were imposed. In at least one case, the claimant seized assets in Russia of ING entities. We do not agree with these claims, as they do not comply with the underlying contracts or applicable laws, including sanctions. We follow IFRS rules for taking legal provisions and would disclose material amounts in that regard if and when applicable which currently is not the case.